Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Metroplex Capital, Inc. (the “Company”) on Form 10-QSB for the nine months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Patrick G. Adams, principal executive, financial and accounting officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2004

/s/ Patrick G. Adams
Patrick G. Adams
Chief Executive Officer
(Executive, Financial and Accounting Officer)